Exhibit 99.2

Contact: Richard E. Moran Jr. Executive Vice President and Chief Financial Officer (310) 481-8483 or Tyler H. Rose Senior Vice President and Treasurer (310) 481-8484	FOR RELEASE: October 31, 2005

KILROY REALTY CORPORATION REPORTS

THIRD QUARTER FINANCIAL RESULTS

Conference Call Scheduled for October 31 at 11:00 am PT

LOS ANGELES, CA, October 31, 2005—Kilroy Realty Corporation

(NYSE: KRC) today reported financial results for its third quarter ended September 30, 2005, with net income available for common stockholders of $14.1 million, or $0.49 per share, compared to net income available for common stockholders of $10.4 million, or $0.37 per share, in the third quarter of 2004. Revenues from continuing operations totaled $60.4 million, compared to $54.5 million in the year-earlier period. Funds from operations (FFO) in the third quarter totaled $14.2 million, or $0.43 per share, compared to $20.7 million, or $0.64 per share, in the third quarter of 2004.

For the first nine months of 2005, Kilroy Realty reported net income available for common stockholders of $25.9 million, or $0.90 per share, compared to $26.7 million, or $0.94 per share, in the first nine months of 2004. Revenues from continuing operations in the nine-month period totaled $180.7 million, up from $161.3 million in the same period of 2004. FFO in the first nine months of 2005 totaled $55.1 million, or $1.69 per share, compared to $68.6 million, or $2.11 per share, in the same period of 2004.

These results include the impact from the company’s previously reported pending restatement related to derivatives and lease accounting. On October 25, 2005, Kilroy Realty reported that it would restate previously issued financial statements for the fiscal years ended December 31, 2002, 2003 and 2004 and the three and six month periods ended March 31, 2005 and June 30, 2005. As previously reported, the restatement is necessary because the company has determined that designation documentation related to six interest rate swap and two interest rate cap agreements entered into during 2000 and 2002 does not meet the technical requirements under SFAS No. 133 to qualify for hedge accounting. As a result, the company is required to restate prior period financial statements to mark these instruments to market and to recognize the impact of this mark-to-market adjustment in the statement of operations for each period, rather than through other comprehensive income.

In addition, the company previously reported that it would restate the financial statements to record a capital asset and related depreciation for leasehold improvements constructed by the company that are reimbursed by tenants with a corresponding liability for deferred revenue, which will be amortized into rental revenue over the lives of the related leases. In connection with the restatement, certain other immaterial adjustments will also be recorded.

All per-share amounts in this report are presented on a diluted basis.

“Encouraged by steady job growth, strong demand for office space in our markets and continued strong operating results, we continue to build KRC’s development pipeline in the region,” said John B. Kilroy, Jr., Kilroy Realty’s president and CEO.

During the third quarter, KRC acquired a fully entitled 20-acre development site that included a fully leased 303,000 square foot office, engineering and manufacturing building in San Diego for a purchase price of $24 million. The acquisition expands the company’s already significant development pipeline in the coastal submarkets of San Diego. KRC now owns entitled land representing potential development of over 1.7 million square feet of office space in the region.

Within the company’s committed development program, active projects include two buildings under construction totaling approximately 103,000 square feet, and five committed buildings totaling approximately 541,000 square feet. These projects represent a total estimated investment of approximately $189 million, of which $43 million has been spent to date.

Earnings guidance for 2005 and 2006 will be discussed by KRC management during the company’s October 31, 2005 earnings conference call. The call will begin at 11:00 a.m. PDT and last approximately one hour. Those interested in listening via the Internet can access the conference call at www.kilroyrealty.com. Please go to the website 15 minutes before the call and register. It may be necessary to download audio software to hear the conference call. Those interested in listening via telephone can access the conference call at (800) 573-4754, reservation #37253602. A replay of the conference call will be available via phone through November 4, 2005 at (888) 286-8010, reservation #55931622 or via the Internet at the company’s website.

The net impact of the previously announced pending restatement on earnings per share will be to increase earnings per share by $0.13 from $0.93 to $1.06 for 2004. The net impact on the three months ended March 31, 2005 will be to increase earnings per share by $0.03 from $0.44 to $0.47 and on the three months ended June 30, 2005 will be to decrease earnings per share by $0.01 from a net loss of $0.05 to a net loss of $0.06. The pending restatement will increase net income available for common stockholders from $26.4 million to $30.0 million for 2004, and from $12.7 million to $13.4 million for the quarter ended March 31, 2005. The pending restatement will increase the net loss from $1.5 million to $1.6 million for the quarter ended June 30, 2005.

Some of the information presented in this release is forward looking in nature within the meaning of the Private Securities Litigation Reform Act of 1995. Although Kilroy Realty Corporation believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. Certain factors that could cause actual results to differ materially from Kilroy Realty’s expectations are set forth as risk factors in the company’s Securities and Exchange Commission reports and filings. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants compete; Kilroy Realty’s ability to timely lease or re-lease space at current or anticipated rents; changes in interest rates; changes in operating costs, including utility costs; fluctuations in the company’s share price and the resulting impact on general and administrative costs; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; its ability to complete current and future development projects on schedule and on budget; the demand for office space in markets in which Kilroy Realty has a presence; and risks detailed from time to time in the company’s SEC reports, including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. Many of these factors are beyond Kilroy Realty’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, Kilroy Realty claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Kilroy Realty Corporation, a member of the S&P Small Cap 600 Index, is a Southern California-based real estate investment trust active in the office and industrial property sectors. For more than 50 years, the company has owned, developed, acquired and managed real estate assets primarily in the coastal regions of California and Washington. Kilroy Realty currently has an in-process development pipeline of approximately 644,000 square feet of office space in San Diego County. At September 30, 2005, the company owned 7.8 million rentable square feet of commercial office space and 4.7 million rentable square feet of industrial space. More information is available at www.kilroyrealty.com.

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KILROY REALTY CORPORATION

SUMMARY QUARTERLY RESULTS

(unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2005	Three Months Ended September 30, 2004 (1)	Nine Months Ended September 30, 2005	Nine Months Ended September 30, 2004 (1)
Revenues from continuing operations	$60,369	$54,499	$180,719	$161,301
Revenues including discontinued operations	$60,369	$55,915	$181,819	$167,177
Net income available to common stockholders (2)	$14,071	$10,446	$25,858	$26,662
Weighted average common shares outstanding—basic	28,760	28,271	28,686	28,203
Weighted average common shares outstanding—diluted	28,760	28,440	28,841	28,369
Net income per share of common stock—basic	$0.49	$0.37	$0.90	$0.95
Net income per share of common stock—diluted	$0.49	$0.37	$0.90	$0.94
Funds From Operations (3) (4)	$14,150	$20,722	$55,096	$68,573
Weighted average common shares/units outstanding—basic (5)	32,477	32,327	32,452	32,304
Weighted average common shares/units outstanding—diluted (5)	32,635	32,495	32,607	32,469
Funds From Operations per common share/unit—basic (5)	$0.44	$0.64	$1.70	$2.12
Funds From Operations per common share/unit—diluted (5)	$0.43	$0.64	$1.69	$2.11
Common shares outstanding at end of period			28,923	28,528
Common partnership units outstanding at end of period			3,717	3,990

Total common shares and units outstanding at end of period			32,640	32,518

	September 30, 2005	September 30, 2004
Stabilized portfolio occupancy rates:
Los Angeles	86.4%	84.8%
Orange County	97.5%	96.6%
San Diego	92.7%	96.4%
Other	94.1%	93.7%

Weighted average total	92.8%	93.1%
Total square feet of stabilized properties owned at end of period:
Office	7,845	7,393
Industrial	4,661	4,601

Total	12,506	11,994

(1)	Dollar amounts restated from amounts previously reported to reflect the pending restatement, previously disclosed in the Form 8-Ks filed with the SEC on October 25, 2005 and October 31, 2005.
(2)	Net income after minority interests.
(3)	Reconciliation of Net Income to Funds From Operations and management statement on Funds From Operations are included after the Consolidated Statements of Operations.
(4)	Reported amounts are attributable to common shareholders and common unitholders.
(5)	Calculated based on weighted average shares outstanding assuming conversion of all common limited partnership units outstanding.

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KILROY REALTY CORPORATION CONSOLIDATED BALANCE SHEETS

(unaudited, in thousands)

	September 30, 2005	December 31, 2004 (1)
ASSETS
REAL ESTATE ASSETS:
Land and improvements	$319,784	$304,033
Buildings and improvements, net	1,456,253	1,465,285
Undeveloped land and construction in progress	134,797	93,912

Total real estate held for investment	1,910,834	1,863,230
Accumulated depreciation and amortization	(403,871)	(372,656)

Total real estate assets, net	1,506,963	1,490,574
Cash and cash equivalents	8,705	4,853
Restricted cash	1,565	332
Current receivables, net	3,694	4,843
Deferred rent receivables, net	53,168	46,816
Note receivable	11,241
Deferred leasing costs and other related intangibles, net	48,103	50,711
Deferred financing costs, net	5,552	5,849
Prepaid expenses and other assets	5,673	5,046

TOTAL ASSETS	$1,644,664	$1,609,024

LIABILITIES & STOCKHOLDERS’ EQUITY
LIABILITIES:
Secured debt	$487,727	$490,441
Unsecured senior notes	144,000	144,000
Unsecured line of credit	199,000	167,000
Accounts payable, accrued expenses and other liabilities	96,547	73,005
Accrued distributions	17,856	16,923
Rents received in advance, tenant security deposits and deferred revenue	38,070	37,979

Total liabilities	983,200	929,348

MINORITY INTERESTS:
7.45% Series A Cumulative Redeemable Preferred unitholders	73,638	73,638
Common unitholders of the Operating Partnership	53,152	59,491

Total minority interests	126,790	133,129

STOCKHOLDERS’ EQUITY:
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157
Common stock	289	286
Additional paid-in capital	523,027	515,518
Deferred compensation	(2,430)	(1,412)
Distributions in excess of earnings	(107,794)	(89,427)

Total stockholders’ equity	534,674	546,547

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,644,664	$1,609,024

(1)	Restated from amounts previously reported to reflect the pending restatement, previously disclosed in the Form 8-Ks filed with the SEC on October 25, 2005 and October 31, 2005.

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KILROY REALTY CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2005	Three Months Ended September 30, 2004 (1)	Nine Months Ended September 30, 2005	Nine Months Ended September 30, 2004 (1)
REVENUES:
Rental income	$54,297	$50,055	$162,104	$145,808
Tenant reimbursements	5,885	4,717	17,805	15,102
Other property income	187	(273)	810	391

Total revenues	60,369	54,499	180,719	161,301

EXPENSES:
Property expenses	10,825	8,339	30,288	25,137
Real estate taxes	4,126	4,295	12,985	12,250
Provision for bad debts	(610)	(522)	795	88
Ground leases	410	334	1,258	996
General and administrative expenses	18,400	9,399	41,214	22,342
Interest expense	9,622	8,656	28,700	25,019
Depreciation and amortization	16,223	14,892	49,650	43,472

Total expenses	58,996	45,393	164,890	129,304

OTHER INCOME AND EXPENSE:
Interest and other income	223	77	334	462
Net settlement receipts (payments) on interest rate swaps	183	(705)	143	(2,390)
Gain (loss) on derivative instruments	115	(143)	479	2,143

Total other income and expense	521	(771)	956	215

Income from continuing operations before minority interests	1,894	8,335	16,785	32,212
Minority interests:
Distributions on Cumulative Redeemable Preferred units	(1,397)	(2,437)	(4,191)	(7,396)
Minority interest in loss (earnings) of Operating Partnership attributable to continuing operations	226	(543)	(624)	(2,841)

Total minority interests	(1,171)	(2,980)	(4,815)	(10,237)

Income from continuing operations	723	5,355	11,970	21,975
Discontinued operations:
Revenues from discontinued operations		1,416	1,100	5,876
Expenses from discontinued operations	(26)	(902)	(856)	(3,236)
Net gain on disposition of discontinued operations	17,831	6,212	23,610	6,148
Impairment loss on property held for sale				(726)
Minority interest in earnings of Operating Partnership attributable to discontinued operations	(2,055)	(850)	(2,760)	(1,020)

Total income from discontinued operations	15,750	5,876	21,094	7,042

Net income	16,473	11,231	33,064	29,017
Preferred dividends	(2,402)	(785)	(7,206)	(2,355)

Net income available for common shareholders	$14,071	$10,446	$25,858	$26,662

Weighted average shares outstanding—basic	28,760	28,271	28,686	28,203
Weighted average shares outstanding—diluted	28,760	28,440	28,841	28,369
Net income per common share—basic	$0.49	$0.37	$0.90	$0.95

Net income per common share—diluted	$0.49	$0.37	$0.90	$0.94

(1)	Dollar amounts restated from amounts previously reported to reflect the pending restatement, previously disclosed in the Form 8-Ks filed with the SEC on October 25, 2005 and October 31, 2005.

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KILROY REALTY CORPORATION FUNDS FROM OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2005	Three Months Ended September 30, 2004 (1)	Nine Months Ended September 30, 2005	Nine Months Ended September 30, 2004 (1)
Net income available for common shareholders	$14,071	$10,446	$25,858	$26,662
Adjustments:
Minority interest in earnings of Operating Partnership	1,829	1,393	3,384	3,861
Depreciation and amortization	16,081	15,095	49,464	44,198
Net gain on dispositions of operating properties	(17,831)	(6,212)	(23,610)	(6,148)

Funds From Operations (2) (3)	$14,150	$20,722	$55,096	$68,573

Weighted average common shares/units outstanding—basic	32,477	32,327	32,452	32,304
Weighted average common shares/units outstanding—diluted	32,635	32,495	32,607	32,469
Funds From Operations per common share/unit—basic	$0.44	$0.64	$1.70	$2.12

Funds From Operations per common share/unit—diluted	$0.43	$0.64	$1.69	$2.11

(1)	Dollar amounts restated from amounts previously reported to reflect the pending restatement, previously disclosed in the Form 8-Ks filed with the SEC on October 25, 2005 and October 31, 2005.

(2)	Management believes that Funds From Operations (“FFO”) is a useful supplemental measure of the Company’s operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). The White Paper defines FFO as net income or loss computed in accordance with generally accepted accounting principles (“GAAP”), excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other real estate investment trusts (“REITs”) may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective on operating performance not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company’s operating performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

(3)	Reported amounts are attributable to common shareholders and common unitholders.

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